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                                                                 EXHIBIT 99.4a


                                  PACIFIC BELL

                             OFFICERS' CERTIFICATE

                       6-5/8% Notes Due November 1, 2009

                       Pursuant to Section 2.02(a) of the
                           Indenture Identified Below


                 The undersigned, Donald E. Kiernan, Vice President of Pacific Bell (the "Company"), and Roger W. Wohlert, Treasurer of the Company, acting pursuant to an authorization contained in certain resolutions duly adopted by the Board of Directors of the Company on October 2, 1997, do hereby determine and establish the following terms for a series (the "Series") of the Company's debt securities (the "Securities") to be issued under an Indenture, dated as of October 7, 1997 (the "Indenture"), from the Company to The Bank of New York, as Trustee (terms defined in the Indenture shall have the meanings as so defined when used herein, unless otherwise defined herein):


 (1)   Title of Securities of the Series:                       6-5/8% Notes Due November 1,
                                                                2009

 (2)   Limit, if any, upon the aggregate principal
       amount of Securities of the Series which may be
       authenticated and delivered under the Indenture
       (except for Securities authenticated and
       delivered upon registration of transfer of, or in
       exchange for, or in lieu of, other Securities of
       the Series pursuant to Section 2.08, 2.09,2.12,
       3.06 or 9.05 of the Indenture):                          $150,000,000
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
 (3)   Date or dates on which the principal of
       Securities of the Series is payable:                     November 1, 2009

 (4)   With respect to interest on Securities of the
       Series:

       (a)    The rate or rates at which Securities of          6-5/8% per annum on non-overdue principal
              the Series shall bear interest:                   and (to the extent that the payment of such
                                                                interest shall be legally enforceable) on
                                                                any overdue
                                                                principal and any overdue installment of
                                                                interest.
       (b)    The method of calculating such rate or
              rates of interest:                                Not applicable.

       (c)    The date from which such interest shall           November 7, 1997, or from the most recent
              accrue:                                           May 1 or November 1 to which interest has
                                                                been paid or duly provided for, until the
                                                                principal thereof is paid or made available
                                                                for payment.

       (d)    The dates on which such interest shall be         May 1 and November 1,
              payable ("Interest Payment Dates"):               commencing May 1, 1998.



       (e)    Record dates for interest payable on any          The close of business on the April 15 or
              interest payment date:                            October 15 (even if a Legal Holiday), as
                                                                the case may be, next preceding an Interest
                                                                Payment Date shall be the "Regular Record
                                                                Date" for the interest payable on such
                                                                Interest Payment Date; a special record
                                                                date shall be fixed for the payment of
                                                                defaulted interest in accordance with
                                                                Section 2.14 of the Indenture.
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
 (5)   Place or places where the principal of and               At the office or agency of the Company
       interest on Securities of the Series shall be            maintained for such purpose in the Borough
       payable:                                                 of Manhattan, The City of New York, State
                                                                of New York, which at the date hereof is
                                                                the principal corporate trust office of the
                                                                Trustee, and at any other office or agency
                                                                maintained by the Company for such purpose,
                                                                provided, however, that at the option of
                                                                the Company it may pay interest by check or
                                                                draft mailed to the Holder's address as it
                                                                appears on the register for Securities of
                                                                the Series.

 (6)   With respect to redemption, in whole or in part,         The Securities of the Series are not
       of Securities of the Series at the option of the         redeemable prior to maturity.
       Company:

 (7) With respect to the mandatory redemption or purchase of Securities of the Series:

       (a)    Any provisions for a sinking fund or
              analogous provisions or for mandatory
              redemption upon the happening of a
              specified event or for redemption or
              purchase at the option of a Holder:               Not applicable.

       (b)    The period or periods within which such
              redemptions or purchases must be made:            Not applicable.

       (c)    The applicable price or prices at which
              such redemptions or purchases must be
              made:                                             Not applicable.

       (d)    The terms and conditions of such
              redemptions or purchases:                         Not applicable.

 (8)   Denominations in which Securities of the Series          $1,000 and integral multiples thereof.
       are issuable:
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
 (9)   If other than the principal amount thereof, the
       portion of the principal amount of Securities of
       the Series payable on declaration of acceleration
       pursuant to Section 6.02 of the Indenture:               Not applicable.

 (10)  (a)    Whether Securities of the Series are
              issuable as Registered Securities,
              Unregistered Securities (with or without
              Interest coupons), or any combination
              thereof:                                          Registered Securities only.

       (b)    Any restrictions applicable to the
              offering or sale of Unregistered
              Securities:                                       Not applicable.

       (c)    Whether, and the terms upon which,
              Unregistered Securities of the Series may
              be exchanged for Registered Securities of
              the Series and vice versa:                        Not applicable.

 (11) With respect to the payment of additional amounts on Securities of the Series held by a person who is not a U.S. person in respect of taxes or similar charges withheld or deducted:

       (a)    Whether and under what circumstances such
              payments will be made:                            Not applicable.

       (b)    If such additional amounts are to be paid,
              whether the Company will have the option
              to redeem such Securities of the Series
              rather than pay such additional amounts:          Not applicable.

 (12)  Whether the Securities of the Series are issuable        The Securities of the Series  will be
       in whole or in part in the form of one or more           represented by a Global Security or
       Global Securities and, in such case, the                 Securities to be deposited with The
       Depository for such  Global Security or                  Depository Trust Company, as Depository, in
       Securities:                                              accordance with its "book-entry only"
                                                                procedures.
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
 (13)  The currency or currencies in which payment of
       the principal of and interest on the Securities
       of the Series shall be payable:                          U.S. dollars.

 (14)  Whether the amount or payments of principal of or
       interest on the Securities of the Series may be
       determined with reference to an index and, in
       such case, the manner in which such amounts shall
       be determined:                                           Not applicable.

 (15)  Any other covenants or terms of Securities of the
       Series, including any additional restrictive
       covenants not described above or any terms
       required by United States laws or regulations or
       advisable in connection with the marketing of
       Securities of the Series:                                None.

 (16)  Initial public offering price of Securities of           99.107% of their principal amount.
       the Series:

 (17)  Underwriters' commission or discount as a
       percentage of the principal amount of Securities
       of the Series to be issued:                              .675%

 (18)  Agency fees as a percentage of the principal
       amount of Securities of the Series to be issued:         Not applicable.

 (19) Attached to this Certificate as Exhibit A is a specimen of the Securities of the Series, which is hereby approved.
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
 (20) Attached to this Certificate as Exhibit B is the form of the Underwriting Agreement (including
       Schedules I and II thereto), which is hereby approved, relating to the offering and sale of the Securities of the Series and the Securities of another series to be issued under the Indenture entitled 7 1/4% Debentures Due November
       1, 2027, the terms and forms of which have been determined and established pursuant to a separate
       Officers' Certificate dated the date hereof.





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IN WITNESS WHEREOF, we have executed this Certificate on behalf of the Company.

Dated:  November 4, 1997

                                        By:  /s/ DONALD E. KIERNAN
                                             --------------------------------
                                             Name:    Donald E. Kiernan
                                             Title:   Vice President



                                        By:  /s/ ROGER W. WOHLERT
                                             --------------------------------
                                             Name:    Roger W. Wohlert
                                             Title:   Treasurer





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